UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 18, 2012

PEAPACK-GLADSTONE FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

New Jersey	001-16197	22-3537895
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

500 Hills Drive, Suite 300, Bedminster, New Jersey		07921
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code	(908) 234-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)	On October 18, 2012, Pamela Hill retired from the Boards of Directors of Peapack-Gladstone Financial Corporation (the “Corporation”) and its banking subsidiary, Peapack-Gladstone Bank (the “Bank”), effective December 31, 2012.
(b)	Also, on October 18, 2012, Edward A. Gramigna, Jr. and Beth Welsh were appointed by the Corporation’s Board of Directors to serve as directors of the Corporation and the Bank. Mr. Gramigna and Ms. Welsh will stand for election at the 2013 annual meeting.

Mr. Gramigna and Ms. Welsh have not been named to any committees of the Corporation’s Board.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the press release of the Corporation dated October 19, 2012 relating to Mr. Gramigna’s and Ms. Welsh’s appointments and Ms. Hill’s decision to retire.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit No.	Title

99.1	Press release dated October 19, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated: October 24, 2012	By:	/s/Jeffrey J. Carfora
	Name:	Jeffrey J. Carfora
	Title:	Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Title

99.1	Press release dated October 19, 2012